Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP Real Estate Portfolio
March 31, 2026
VIPRE-NPRT1-0526
1.799880.122
Common Stocks - 99.3%
	Shares	Value ($)
UNITED STATES - 99.3%
Real Estate - 99.3%
Health Care REITs - 15.3%
Janus Living Inc (a)	69,100	1,628,687
Ventas Inc	343,810	28,116,782
Welltower Inc	102,500	20,265,275
		50,010,744
Hotel & Resort REITs - 1.8%
DiamondRock Hospitality Co	34,400	322,328
Ryman Hospitality Properties Inc	59,900	5,526,973
		5,849,301
Industrial REITs - 13.4%
Americold Realty Trust Inc	293,100	3,358,926
EastGroup Properties Inc	18,100	3,350,129
Prologis Inc	226,329	29,916,167
Terreno Realty Corp	116,900	7,179,998
		43,805,220
Real Estate Management & Development - 8.7%
Compass Inc Class A (b)	463,424	3,387,629
CoStar Group Inc (b)	108,800	4,388,992
Jones Lang LaSalle Inc (b)	60,100	18,289,632
Zillow Group Inc Class C (b)	59,800	2,474,524
		28,540,777
Residential REITs - 11.3%
AvalonBay Communities Inc	74,400	12,153,240
Camden Property Trust	105,400	10,293,364
Invitation Homes Inc	296,000	7,355,600
Sun Communities Inc	57,600	7,255,296
		37,057,500
Retail REITs - 14.2%
Acadia Realty Trust	162,500	3,107,000
Curbline Properties Corp (a)	96,100	2,478,419
Federal Realty Investment Trust	61,800	6,563,778
Macerich Co/The	417,300	7,886,970
NNN REIT Inc	188,500	7,922,655
Tanger Inc	321,600	10,927,968
Urban Edge Properties	377,800	7,548,444
		46,435,234
Specialized REITs - 34.6%
American Tower Corp	186,250	32,143,025
CubeSmart	176,300	6,461,395
Equinix Inc	34,500	33,818,281
Extra Space Storage Inc	106,600	13,978,458
Four Corners Property Trust Inc	325,700	7,702,805
Iron Mountain Inc	142,200	14,524,308
Lamar Advertising Co Class A	33,100	4,192,446
		112,820,718
TOTAL UNITED STATES		324,519,494
TOTAL COMMON STOCKS (Cost $271,087,342)		324,519,494

Money Market Funds - 1.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	3.69	1,141,175	1,141,403
Fidelity Securities Lending Cash Central Fund (c)(d)	3.69	3,053,145	3,053,450
TOTAL MONEY MARKET FUNDS (Cost $4,194,853)			4,194,853

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $275,282,195)	328,714,347
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(2,064,302)
NET ASSETS - 100.0%	326,650,045

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	8,263,328	9,557,389	16,679,314	25,007	(488)	488	1,141,403	1,141,175	0.0%
Fidelity Securities Lending Cash Central Fund	-	5,884,172	2,830,722	105	-	-	3,053,450	3,053,145	0.0%
Total	8,263,328	15,441,561	19,510,036	25,112	(488)	488	4,194,853

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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